                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


        The undersigned DIRECTORS and OFFICERS of GREAT LAKES CHEMICAL CORPORATION (the "Company") hereby designate and appoint

                     RICHARD R. FERGUSON and STEVEN D. MEAD

and either of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the Company and the undersigned, to prepare or cause to be prepared, to execute and file from time to time with the Securities and Exchange Commission, Washington, D.C. (the "Commission")

          (i) a registration statement or statements on Form S-8 or any other appropriate form or forms pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering interests in the Great Lakes Chemical Corporation Supplemental Savings Plan (the "Plan"), and shares of common stock of the Company offered in connection therewith, and

          (ii) any and all amendments, including post-effective amendments, and exhibits to such annual report and registration statements, and any and all applications or other documents to be filed with the Commission or elsewhere pertaining to the securities to which such registration statement(s) relate(s), with full power and authority to take or cause to be taken all other action which in the judgment of such attorney may be necessary or appropriate to effect the registration under the Act of interests in the Plan, and shares of common stock of the Company offered in connection therewith.

         EXECUTED on the dates set forth below.

 William H. Congleton                     John S. Day
--------------------------------        ---------------------------------
William H. Congleton, Director          John S. Day, Director
  December 7, 1995                        December 7, 1995
--------------------------------        ---------------------------------


 Thomas F. Fulton                         Martin M. Hale
--------------------------------        ---------------------------------
Thomas M. Fulton, Director              Martin M. Hale, Director
  December 7, 1995                        December 7, 1995
--------------------------------        ---------------------------------

                                          Louis E. Lataif
--------------------------------        ---------------------------------
Leo H. Johnstone, Director              Louis E. Lataif, Director
                          , 1995            December 7, 1995
--------------------------              ---------------------------------


 Richard H. Leet                          Robert B. McDonald
--------------------------------        ---------------------------------
Richard H. Leet, Director               Robert B. McDonald, Chief
  December 7, 1995                        Executive Officer,
--------------------------------        President and Director
                                          December 7, 1995
                                        ---------------------------------


  Robert T. Jeffares                      Robert J. Smith
-------------------------------         ---------------------------------
Robert T. Jeffares, Executive           Robert J. Smith, Corporate
 Vice-President and                       Controller
 Chief Financial Officer                  December 7, 1995
    December 7, 1995                    ---------------------------------
------------------------------

                               POWER OF ATTORNEY


     The undersigned members of the Compensation and Incentive Committee of the Board of Directors of Great Lakes Chemical Corporation, who serve as the Administrators of the Great Lakes Chemical Corporation Supplemental Savings Plan (the "Plan") hereby designate and appoint

                     RICHARD R. FERGUSON and STEVEN D. MEAD

and either of them, as attorney for the Plan and for the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the Plan and the undersigned, to prepare or cause to be prepared, to execute and file from time to time with the Securities and Exchange Commission, Washington, D.C. (the "Commission")

                 (i) a registration statement or statements on Form S-8 or any other appropriate form or forms pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering interests in the Great Lakes Chemical Corporation Supplemental Savings Plan (the "Plan"), and shares of common stock of the Company offered in connection therewith,

                 (ii) any and all amendments, including post-effective amendments, and exhibits to such annual report and registration statements, and any and all applications or other documents to be filed with the Commission or elsewhere pertaining to the securities to which such registration statement(s) relate(s), and

                 (iii) annual reports on Form 11-K for the fiscal year ended December 31, 1995 and each subsequent fiscal year for which an annual report is required to be filed by the Plan pursuant to the Securities Exchange Act of 1934, as amended, with full power and authority to take or cause to be taken all other action which in the judgment of such attorney may be necessary or appropriate to effect the registration under the Act of interests in the Plan, and shares of common stock of the Company offered in connection therewith.

         EXECUTED on the dates set forth below.

   John S. Day
-------------------------------         ---------------------------------
John S. Day                             Leo H. Johnstone
 December 7, 1995                                                  , 1995
-------------------------------         --------------------------



  Louis E. Lataif                          Richard H. Leet
-------------------------------         ---------------------------------
Louis E. Lataif                         Richard H. Leet
   December 7, 1995                        December 7, 1995
-------------------------------         ---------------------------------

                        GREAT LAKES CHEMICAL CORPORATION
                          CERTIFIED BOARD RESOLUTIONS
                        --------------------------------



         The undersigned, Mary P. McClanahan, Corporate Secretary of Great Lakes Chemical Corporation (the "Corporation") hereby certifies that the following is a true and correct copy of resolutions duly adopted by the Board of Directors on December 7, 1995, and that such resolutions have not been amended, modified or rescinded.

         RESOLVED, that the signatures of the Corporation's President and Chief Executive Officer, Executive vice President and Chief Financial Officer, and Corporate Controller on behalf of the Corporation to the registration statement listed below and any amendments thereto and other documents related thereto required to be filed with the Securities and Exchange Commission (the "Commission") are hereby authorized to be signed on behalf of such officers and any of them by Richard R. Ferguson and Steven D. Mead and either of them is Messrs. Ferguson and Mead shall have been granted the power to so sign pursuant to a power or powers of attorney duly executed by such officers.

                               Commission Filing

                 Registration Statement on Form S-8 for the purpose of registering interests in the Great Lakes Chemical Corporation Supplemental Savings Plan and share of common stock of the Corporation offered in connection therewith.

         FURTHER RESOLVED, that certified copies of the immediately preceding resolutions may be filed with the Commission as exhibits to the registration statement referred to in such resolutions and any amendments thereto.


         IN WITNESS WHEREOF, I have hereunto subscribed my name this twelfth day of December, 1995.



                                   Mary P. McClanahan
                                   -----------------------------
                                   Mary P. McClanahan
                                   Corporate Secretary